Q1 2022 Earnings Presentation May 5, 2022 A Leading FinTech Platform for the Everyday Consumer

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes "forward-looking statements'' within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations for its full year 2022 guidance, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth, and including growth of loan automation, and profitability and OppFi's new products and their performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on OppFi's business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such) as Compound Annual Growth Rate (“CAGR”), Adjusted Basic and Diluted EPS, Adjusted Net Income (and margin thereof), Adjusted EBITDA (and margin thereof) and Adjusted Operating Expense. Adjusted Net Income is defined as Net Income plus (1) recruiting fees, severance and relocation, (2) amortization of debt transaction costs and (3) other addbacks and one-time expenses following the closing of the business combination, including one-time implementation fees, stock compensation expenses, IPO readiness costs and management fees, adjusted for taxes assuming a tax rate of 25% for the three months ended March 31, 2021 and a 23.4% tax rate after, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EBITDA is defined as Adjusted Net Income plus (1) a tax rate of 25% for the three months ended March 31, 2021 and a 23.4% tax rate for the three months ended March 31, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies, (2) depreciation and amortization, (3) interest expense and (4) business (non-income) taxes. Adjusted Basic and Diluted EPS is defined as adjusted net income divided by adjusted shares outstanding, which represent shares of both classes of common stock outstanding as of December 31, 2021, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units. Adjusted Operating Expenses is defined as total expense excluding interest expenses, add backs and one-time items, and is presented as a percentage of Total Revenue. have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non- GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. OppFi believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to OppFi’s financial condition and results of operations. OppFi’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing OppFi’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the OppFi’s audited financial statements, which have been filed with the SEC. A reconciliation for OppFi's non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. The Non-GAAP financial measures of Adjusted EBITDA Margin, Adjusted Net Income Margin and Adjusted Operating Expense presented as a percentage of revenue for the full year 2022 are provided in this presentation only on a non-GAAP basis because a reconciliation to the most comparable GAAP financial measures, Net Revenue and Net Income, is not available without unreasonable effort. OppFi believes that such items and, accordingly, the other items of the reconciliation, would require an unreasonable effort to predict with reasonable certainty the amount or timing of non-GAAP adjustments used to calculate these Non-GAAP financial measures. OppFi believes that any such forecast would result in a broad range of projected values that would not be meaningful to investors. Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue, receivables growth, Adjusted Net Income, Adjusted EBITDA, and Adjusted Operating Expense and margins with respect to Net Revenue, Adjusted Net Income, Adjusted EBITDA and Adjusted Operating Expense. The Company’s certified public accountant has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. Any estimates, forecasts or projections set forth in the Presentation have been prepared by the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward-Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation. No Offer or Solicitation This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 Robust Customer Demand More than 2.4 million applications in 2021, ~80% mobile generated Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 82% of decisions in 2021 Exceptional Customer Satisfaction Net Promoter Score of 85; 2,700+ Trustpilot customer reviews with 4.7 / 5.0 average rating Key Company Highlights Solid Revenue Growth 66% 5-year CAGR1 Profitable since 2015 $66 million adjusted net income2 in 2021 Significant Scale Facilitated more than $3.3 billion in gross loan issuance covering over 2 million loans, since inception 1. 2016– 2021 2. Adj. Net Income represents Adj. EBT tax-affected at 21.6% assumed tax rate. Pro forma for conversion for fair market value accounting.

The OppFi Advantage: Built for the Future

60 million	115 million	150 million
Lack Access to Traditional Credit[1]	Live Paycheck to Paycheck[2]	Have less than $1,000 in Savings[3]

- Core product (OppLoans) is a simple interest, amortizing installment loan product with no balloon payments or fees
- AI-driven underwriting identifies misunderstood credit profiles
- Typical customer is employed with a median income while having a thick file and no savings
- Superior online reputation with a NPS of 85[4]
- Scalable and profitable operating model



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1. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019
2. Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck." Forbes.com, January 11, 2019
3. Elkins, Kathleen. "Here's how much money Americans have in their savings accounts." CNBC.com, Sept 13, 2017
4. As of 12/31/21

OppFi

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4 Q1 2022 Financial Highlights • Net Originations increased 63% year over year • Ending Receivables increased 38% year over year • Revenue increased 20% year over year • Net Loss was ($0.3) million • Adjusted Net Income was $0.6 million • GAAP and Adjusted EPS1 were $0.08 and $0.01, respectively 1. Adjusted EPS is defined as adjusted net income divided by adjusted shares outstanding, which represent shares of both classes of common stock outstanding as of March 31, 2022, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units

5 $84 $101 $245 $338 $100 $163 Q1 2021 Net Originations ($ Millions) Ending Receivables1 ($ Millions) Total Revenue ($ Millions) 1. Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans. YoY Growth +63% Q1 2022 YoY Growth +38% YoY Growth +20% Q1 2022 Performance Net Originations increased 63%, Ending Receivables increased 38%, and Total Revenue grew 20% year over year.

6 $19 $1 Adj. EBITDA1 ($ Millions) Adj. Net Income1 ($ Millions) 11%38%Margin2 Margin2 1. Adj. EBITDA and Adj. Net Income and margins thereof are not financial measures determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measures calculated and presented in accordance with GAAP, please see the Appendix included within this presentation. 2. Margins depicted as percentage of Total Revenue. 1%23% YoY Growth (65%) YoY Growth $32 $11 Q1 2021 Q1 2022 (97%) Muted Profitability In Q1 2022, In-Line With Expectations Main driver was elevated charge-off rate related to 2H:2021 lower credit quality originations. With higher credit quality originations in 1Q:22, we expect stronger profitability in 2H:2022 than in 1H:2022.

Quarterly Key Performance Indicators

	Unaudited Quarter Ended,	
($ in millions), except Total Marketing Cost	3/31/2021	3/31/2022
Net Originations[1]	$100	$163
Ending Receivables[2]	$245	$338
% of Originations by Bank Partners	76%	95%
Net Charge-Offs as % of Avg. Receivables[3]	30%	56%
Average Yield[4]	130%	120%
Automatic Approval Rate[5]	41%	61%
Total Marketing Cost per Funded Loan[6]	$56	$76
Total Marketing Cost per New Funded Loan[7]	$266	$221

Key Highlights

- Net originations increased 63% year over year
- Ending receivables increased 38% year over year as a result of strong origination growth YoY
- Net charge-offs as % of average receivables increased to 56% versus 30% year over year reflecting increased losses from segments that are no longer being approved in 2022
- Yield decreased year over year due to introduction of personalized pricing and increased delinquency
- Automatic approval rate increased to 61% from 41% year over year, reflecting the continued application of algorithmic automation projects that streamline the origination process
- Total marketing cost per new funded loan decreased by 17% year over year due to reduced investment in direct mail spend combined with higher customer conversion rates

1. Net originations include both originations by bank partners on the OppFi platform, as well as direct originations by OppFi.
2. Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans.
3. Net charge-offs as a percentage of average receivables (defined as unpaid principal of both on- and off-balance sheet loans) represents total charge offs from the period less recoveries as a percent of average receivables. OppFi charges off loans after they are more than 90 days delinquent.
4. Average Yield is defined as annualized interest income from the period as a percent of average receivables
5. Auto-Approval Rate is calculated by taking the number of approved loans that are not decisioned by a loan advocate or underwriter (auto-approval) divided by the total number of loans approved.
6. Marketing Cost per Funded Loan represents marketing cost per funded loans (including new and returning customer loans). This metric is the amount of direct marketing costs incurred during a period divided by the number of funded loans originated during that same period.
7. Marketing Cost per New Funded Loan represents marketing cost per funded loan for new loans. This metric is the amount of direct marketing costs incurred during a period divided by the number of new funded loans originated during that same period.

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OppFi

8 • Total cash decrease of $2 million was driven by self funding higher receivables growth and one-time expenses such as transaction costs and tax distributions • Other assets grew by $14 million driven largely by the addition of an operating lease right of use assets of $15 million (corresponding liability in “Other Liabilities”) • Total debt increase of $7 million was driven by an increase in utilization of leverage facilities of $10 million and was partially offset by lower secured borrowing payables by $3 million • Equity decline of $1 million was driven by net loss for the three months of $0.3 million and net loss attributable to noncontrolling interest of $1 million Condensed Balance Sheet Unaudited Period Ended, ($ in millions) 12/31/2021 3/31/2022 Assets Cash and restricted cash $62.4 $59.9 Finance Receivables at Fair Value 383.9 381.8 Finance Receivables at Amortized Cost, Net 4.2 4.8 Other Assets 51.6 66.0 Total Assets $502.1 $512.5 Liabilities and Stockholders’/Members’ Equity Other Liabilities $59.0 $66.3 Total Debt 274.0 280.9 Warrant Liabilities 11.2 8.8 Total Liabilities 344.2 356.0 Total Equity 157.9 156.5 Total Liabilities and Equity $502.1 $512.5 Key Highlights

9 Reaffirming Full Year 2022 Outlook Net Revenue Margin 60% to 65% Adj. Operating Expense1 Margin 43% to 47% Adj. EBITDA Margin 20% to 25% Adj. Net Income Margin 8% to 12% Total revenue and ending receivables growth of 20% to 25% in 2022 year over year 1. Adj. Operating Expense is defined as total expenses excluding interest expense, add backs and one-time items. Adj. Operating Expense is not a financial measure determined in accordance with GAAP. For additional information on addback and one-time expense items, please see the Appendix included within this presentation.

10 Key Investment Highlights Profitable, growing financial technology company Installment loan category disruptor Differentiated business model with low cost spread-based lending creates a competitive advantage and minimizes interest rate risk Potential strategic growth via product extensions and acquisitions Founder, CEO and Executive Chairman as largest shareholder; owner/operator dynamic aligns incentives to maximize shareholder value

11 Appendix

12 Pro Forma Share Count as of March 31, 2022 Shares Share Price Notes$10.00 $12.00 $13.00 $14.00 Class A Common Stock held by Public and Founders 13,349,150 13,349,150 13,349,150 13,349,150 ▪ Shares held by public shareholders, including founders, underwriters and private placements. Class A and Class V Common Stock Held by Pre-Business Combination OppFi Equityholders 70,838,474 70,838,474 70,838,474 70,838,474 ▪ Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre- business combination OppFi equityholders, which vest and are subject to forfeiture as discussed below Total Currently Outstanding Shares of Common Stock 84,187,624 84,187,624 84,187,624 84,187,624 ▪ Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre- business combination OppFi equityholders, which vest and are subject to forfeiture as discussed below Earn-Out Shares - 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) ▪ Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equityholders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture ▪ Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 84,187,624 92,687,624 101,187,624 109,687,624 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022. This presentation excludes: 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 11,500,000 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,200,000 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

13 Fair Value First Quarter Valuation Unaudited ($ in thousands) 3/31/2022 12/31/2021 Outstanding Principal $332,517 $332,244 Accrued Interest $10,674 $10,637 Interest Rate 147.7% 147.6% Discount Rate 21.6% 21.8% Servicing Cost1 (5.0)% (5.0)% Remaining Life 0.617 years 0.618 years Default Rate1 18.5% 17.7% Accrued Interest1 3.2% 3.2% Prepayment Rate1 21.3% 21.0% Premium to Principal2 11.6% 12.0% 1. Stated as a percentage of loan receivable. 2. Represent rate applied to on-balance unpaid principal receivables, inclusive of adjustment for accrued interest. Key Highlights • Default rate increased by 80bps due to recent elevated loss rates observed in late 2021 vintages

14 OppFi GAAP Income Statements 1. Prior to the Reverse Recapitalization, all net income was attributable to the noncontrolling interest. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC. (in thousands, except share and per share data) Unaudited Three Months Ended March 31, 2022 2021 Variance (%) Interest and loan related income $ 100,336 $ 84,103 19.3% Other income 374 154 142.9% Total revenue 100,710 84,257 19.5% Provision for credit losses on finance receivables (457) (7) 6428.6% Change in fair value of finance receivables (49,525) (22,389) 121.2% Net revenue 50,728 61,861 (18.0%) Expenses: Sales and marketing 13,589 7,936 71.2% Customer operations 10,031 9,609 4.4% Technology, products, and analytics 8,229 5,827 41.2% General, administrative, and other 13,591 9,496 43.1% Total expenses before interest expense 45,440 32,868 38.2% Interest expense 7,449 4,609 61.6% (Loss) income from operations (2,161) 24,384 (108.9%) Gain of loan forgiveness of Paycheck Protection Program - - - Change in fair value of warrant liability 2,404 - - Income before income taxes 243 24,384 (99.0%) Provision for income taxes 540 - - Net (loss) income (297) $ 24,384 (101.2%) Less: net loss attributable to noncontrolling interest (1,373) Net income attributable to OppFi Inc. $ 1,076 Earnings per share attributable to OppFi Inc. 1: Earnings per common share: Basic $ 0.08 $ - Diluted $ 0.08 $ - Weighted average common shares outstanding: Basic 13,581,828 - Diluted 13,635,483 -

15 OppFi Condensed Balance Sheet (in thousands) Unaudited March 31, 2022 December 31, 2021 Variance (%) Assets Cash and restricted cash $ 59,946 $ 62,362 (3.9%) Finance receivables at fair value 381,845 383,890 (0.5%) Finance receivables at amortized cost, net 4,811 4,220 14.0% Other assets 65,943 51,634 27.7% Total assets $ 512,545 $ 502,106 2.1% Liabilities and stockholders'/members’ equity Other liabilities $ 66,256 $ 58,967 12.4% Total debt 280,863 274,021 2.5% Warrant liability 8,836 11,240 (21.4%) Total liabilities 355,955 344,228 3.4% Total stockholders'/members’ equity 156,590 157,878 (0.8%) Total liabilities and stockholders’ equity $ 512,545 $ 502,106 2.1%

OppFi Quarterly Net Income to Adj. EBT and Adj. EBITDA Reconciliation

(in thousands, except share and per share data) Unaudited	Three Months Ended March 31, 2022		2021		Variance (%)
Net income	$	(297)	$	24,384	(101.2%)
Provision for income taxes		540		-	-
FV adjustments		-		-	-
Debt issuance cost amortization		609		521	16.9%
Other addback and one-time expense[1]		(6)		768	(100.8%)
Adjusted EBT		846		25,673	(96.7%)
Less: pro forma taxes[2]		(198)		(6,418)	(96.9%)
Adjusted net income		648		19,255	(96.6%)
Pro forma taxes[2]		198		6,418	(96.9%)
Depreciation and amortization		3,238		2,165	49.6%
Interest expense		6,840		4,087	67.4%
Business (non-income) taxes		379		435	(12.9%)
Adjusted EBITDA	$	11,303	$	32,360	(65.1%)
Adjusted basic EPS[3]:	$	0.01	$	-	
Weighted average adjusted basic shares:		84,420,302		-	
Adjusted diluted EPS[3]:	$	0.01	$	-	
Weighted average adjusted diluted shares:		84,473,957		-	

1. For the three months ended March 31, 2022, addback and one-time expense of ($0.06 million) included a ($2.4 million) addback due to the change in fair value of the warrant liabilities, a $1.5 million expense due to severance, $0.6 million in expenses related to stock compensation, and $0.3 million in other addback and one-time expenses.
2. Assumes a tax rate of 25% for the three months ended March 31, 2021 and a 23.4% tax rate for the three months ended March 31, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.
3. Prior to the Reverse Recapitalization, all net income was attributable to the noncontrolling interest. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC.

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OppFi

17 OppFi Cash Flows Three Months Ended March 31, (in thousands) Unaudited 2022 2021 Variance (%) Net cash provided by operating activities $ 44,286 $ 45,356 (2.4%) Net cash (used in) investing activities (52,244) (4,642) (1025.5%) Net cash provided by financing activities 5,097 9,594 (46.9%) Net (decrease) increase in cash, cash equivalents and restricted cash $ (2,861) $ 50,308 (105.7%)

18 OppFi Adjusted Shares as Reflected in Adjusted Basic and Diluted Earnings Per Share Three Months Ended March 31, 2022 2021 Weighted average Class A common stock outstanding 13,581,828 - Weighted average Class V voting stock outstanding 96,338,474 - Elimination of earnouts at period end (25,500,000) - Weighted average adjusted basic shares 84,420,302 - Dilutive impact of unvested restricted stock units 53,655 - Weighted average adjusted diluted shares 84,473,957 -

19 OppFi Adjusted Basic and Diluted EPS Three Months Ended March 31, 2022 2021 Adjusted net income (thousands)1 $ 648 $ 19,255 Weighted average adjusted basic shares 84,420,302 - Adjusted basic EPS2: $ 0.01 $ - Three Months Ended March 31, 2022 2021 Adjusted net income (thousands)1 $ 648 $ 19,255 Weighted average adjusted diluted shares 84,473,957 - Adjusted diluted EPS2: $ 0.01 $ - 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EBITDA are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the “Note Regarding Non-GAAP Financial Measures” below for a detailed description and reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. Prior to the Reverse Recapitalization, all net income was attributable to the noncontrolling interest. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC.

OppFi Net Income to Adj. EBT and Adj. EBITDA Reconciliation

($ in thousands, except per share values) Unaudited	Year Ended December 31, 2021		2020		Variance (%)
Net income	$	89,795	$	77,516	15.8%
Provision for income taxes		311		-	-
FV adjustments		-		(8,293)	(100.0%)
Debt amortization		2,310		1,945	18.8%
Other addback and one-time expense[1]		(8,452)		2,439	(446.5%)
Adjusted EBT	$	83,964	$	73,607	14.1%
Less: pro forma taxes[2]		(18,145)		(18,402)	(1.4%)
Adjusted net income	$	65,819	$	55,205	19.2%
Pro forma taxes[2]		18,145		18,402	(1.4%)
Depreciation and amortization		10,282		6,732	52.7%
Interest expense		21,946		19,284	13.8%
Business (non-income) taxes		665		1,527	(56.5%)
Net gain/loss on sale of asset		6		-	-
Adjusted EBITDA	$	116,863	$	101,150	15.5%
Adjusted basic and diluted EPS[3]:	$	0.78	$	-	
Weighted average adjusted basic shares:		84,465,109		-	
Weighted average adjusted diluted shares:		84,474,039		-	

1. Other addback and one-time expense of ($8.5 million) included a ($26.4 million) addback due to the change in fair value of the warrant liabilities, a ($6.4 million) addback due to the gain on forgiveness of PPP Loan, and a $24.4 million impact to the G&A line item in expenses comprised of: $6.6 million in one-time expenses related to the Business Combination, $3.0 million in profit interest and stock compensation, $4.2 million in the change in fair value of warrant units outstanding prior to Business Combination, and $10.6 million in other one-time expenses.
2. Assumes a tax rate of 25% for the year ended December 31, 2020 and a 21.61% tax rate after, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.
3. Prior to the Reverse Recapitalization, all net income was attributable to the noncontrolling interest. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC.

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OppFi